SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported):  July 17, 2007


                                CANEUM, INC.
             (Exact Name of Registrant as Specified in Charter)


NEVADA                            000-30874                        33-0916900
(State or Other Jurisdiction     (Commission                    (IRS Employer
of Incorporation)                File Number)             Identification No.)


170 Newport Center Drive, Suite 210, Newport Beach, CA                  92660
(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:  (949) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]  Written communications pursuant to Rule 425 under the Securities
          Act

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement

     On July 17, 2007, our Compensation Committee approved an increase to the current compensation payable to Gary Allhusen, Chief Operating Officer and Executive Vice-President of the Company, pursuant to his existing employment agreement with the Company. Effective retroactive to June 1, 2007, the Company will furnish and pay to him a non-accountable expense

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allowance of $5,000 per month for the remaining term of his employment agreement. This amount will be in addition to any reimbursable expenses payable pursuant to section 5(f) of his employment agreement.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Caneum, Inc.

Date: July 25, 2007                     By /s/ Suki Mudan
                                           Suki Mudan, President



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